UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 9, 2009

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification Number)
incorporation)

2361 McGaw Avenue

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 769-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

            On February 9, 2009, the Board of Directors of Pro-Dex, Inc. (the “Corporation”) adopted an amendment to the Corporation’s Amended and Restated Bylaws (“Bylaws”) establishing an independent lead director position on the Board.  Pursuant to the amendment, if at any time the Chairman of the Board is an executive officer of the Corporation, or if for any other reason the Chairman is not an independent director, then a lead director shall be selected by the independent directors of the Board.  The lead director shall be an independent director and shall be responsible for coordinating the activities and agenda for the independent directors of the Board.

Item 9.01        Financial Statements and Exhibits.

Exhibit 3.1        Amendment to Amended and Restated Bylaws.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2009	PRO-DEX, INC.

By: /s/ JEFF RITCHEY

            Jeff Ritchey

Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Amendment to Amended and Restated Bylaws.